

RespireRx Pharmaceuticals is focused on the development of medicines that modulate neuronal signaling in diseases and disorders of neuronal dysfunction

RespireRx
Pharmaceuticals Inc

OTC QB: RSPI

Using Cannabis to Treat Previously Untreatable Diseases

International Cannabinoid Pharmaceuticals Summit
December 12, 2018

Forward Looking Statements

RespireRx Pharmaceuticals Inc

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These forward-looking statements might include statements regarding the Company's future plans, targets, estimates, assumptions, financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research design, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors are all forward-looking statements.

In some cases, forward-looking statements may be identified by words including "anticipates," "believes," "intends," "estimates," "expects," "plans," "contemplates," "targets," "continues," "budgets," "may" and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company's proposed products, (iv) reorganization plans, (v) clinical development, regulatory review and commercialization process and (vi) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company's business and technology, which involve judgments with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, interest of third parties in collaborations with us and market and general economic factors.

For more information about the risks and uncertainties the Company faces, see "Item 1A. Risk Factors" of the RespireRx Pharmaceuticals Inc. Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. The Company does not undertake and specifically declines any obligation to update any forward-looking statements or to publicly announce the results of any revisions to any statements to reflect new information or future events or developments.

RespirerRx Pharmaceuticals Inc

Breath

"Breath is the universal factor of life. We are born the first time we inspire, and we die the last time we expire. Breath is life itself. In Sanskrit the same word means both breath and life."

……Abbot George Burke

Sleep Apnea: A National Health Epidemic

RespireRx Pharmaceuticals Inc

3 Types of Sleep Apnea

- **Obstructive** (OSA) - a peripheral phenomenon that occurs when throat muscles intermittently relax and block airway during sleep
  - May be accompanied by snoring
- **Central** (CSA) – a brain-mediated phenomenon that occurs when breathing control centers in the brain reduce activity
  - Frequently caused by opioid consumption
- **Mixed** - a combination of OSA and CSA

~ 30 million Americans Stop Breathing Every Night
5-50 Times per Hour!

SLEEP APNEA IS NOT MERELY SNORING



During sleep apnea, air flow is completely blocked.



Obstructive Sleep Apnea is a National Epidemic

RespireRx Pharmaceuticals Inc

Disease State	Estimated US Prevalence	Annual Estimated Cost to Society	Annual Indicated Drug Therapy Expenditures
OSA[1-5]	29.4 MM	$162.0 Billion	$ 0
Asthma[6,7]	16.4 MM	$18.3 Billion	$13.5 Billion
Hypertension[8-10]	43.2 MM	$73.4 Billion	$48.5 Billion
Diabetes[11,12]	23.5 MM	$174 Billion	$20.6 Billion

1 Obstructive sleep apnea and sleep. National Sleep Foundation Web site.
2 Manufacturer Recommendations
3 Qualitative Market Research, Physician / Patient interviews, 2010
4 CPAP Supply USA,
5 American Sleep Apnea Association, 2010
6 Asthma & Allergy Foundation of America
7 Espicom Business Intelligence's New Drug Futures, 2006
8 Burt, V., et al., Hypertension, 2005
19 Lloyd-Jones, D., et al., Circulation 119(3):e21-181, 2009
10 Acmite Market Intelligence, 2008
11 Arrowhead, Gloabal Diabetes Market, 2006
12 American Diabetes Assoc., 2007

There are No Drug Therapies for OSA

Current Approved Treatments Include Devices and Surgery

CPAP device



Dental devices


SomnoDent

Surgery


Surgical Procedures to Treat Sleep Apnea
Septorhinoplasty
Septoplasty
Nasal valvuloplasty
Turbinate reduction
Maxillomandibular Advancement
Genioglossus advancement
Tongue suspension
Hypoglossal nerve stimulator
Hyoid suspension
Tracheotomy
Adenoidectomy
UPPP
Palatine tonsillectomy
Lingual tonsillectomy
Partial glossectomy
Epiglottoplasty

In addition to the above, there are also exercises and stimulant drugs for next day sleepiness

SomnoDent image by American Sleep Association

C-PAP is the Standard Treatment for OSA

RespireRx Pharmaceuticals Inc.

Low Compliance Rate Reduces C-PAP Effectiveness

- 30% of patients prescribed CPAP never initiate treatment when prescribed a machine
- Over 50% of patients stop using CPAP in the first year
- Dronabinol indication for patients who cannot or will not tolerate CPAP




Mean % NonCompliancein Published RCTs
55
50
45
40
35
30
25
20
1996-97
1998-99
2000-01
2002-03
2004-05
2006-07
2008-09
2010-11
J Otolaryngol Head Neck Surg. 2016; 45: 43

Dronabinol: A Breakthrough Treatment for OSA

RespireRx Pharmaceuticals Inc


CH3
OH
H
H
H3C
O
H3C
CH3

- **Dronabinol is Δ-9-THC**
- Oral, small molecule
- Cannabinoid receptor agonist
- Reduces apnea by acting on nodose ganglia controlling muscle tone in throat
- Positive Phase 2A and 2B clinical trials in OSA

Dronabinol: A Breakthrough Treatment for OSA

RespireRx Pharmaceuticals Inc

- **Dronabinol Background**
  - FDA approved for the treatment of anorexia in AIDS patients and nausea and vomiting in cancer patients undergoing chemotherapy (Marinol®)
  - Schedule III drug available by prescription, with a low risk of addiction
- **Intellectual Property**
  - RespireRx exclusive worldwide license from the University of Illinois - Chicago
  - RespireRx licensed from University of Illinois – Chicago, issued U.S. patent for the use of dronabinol in the treatment of OSA
  - New patents pending that are also part of the University of Illinois – Chicago license
- **NIH Support**
  - ~$5MM NIH-funded grant to Univ. of IL at Chicago (D. Carley) for PACE Phase 2B trial in OSA

IDENTIFY TARGET SITE: The Vagus Nerve Controls Upper Airway Muscles

Obstructive Sleep Apnea




Pharyngeal plexus
Vagus (CN X)
Via jugular foramen
In pharynx:
Sensory (SA) to laryngopharynx
(VA) to taste buds
Motor (SE) to pharyngeal muscles
except stylopharyngeus
Sensory ganglia of vagus
Superior ganglion (SA)
Inferior (nodose) ganglion (VA)
MD 1105
2
See also lectures G53 +54 Neck

Serotonin (5-HT) stimulation of vagus nerve afferents induces reflex apnea

Illustration by Netter - https://www.memorangapp.com/

Dronabinol Works at the Nodose Ganglion to Overcome Serotonin-Induced Apnea

RespireRx Pharmaceuticals Inc

Animal Model of OSA: Serotonin (5HT)-induced Reflex Apnea in Rats

Dr. David Carley at the University of Illinois – Chicago Discovered the Mechanism of Action for Dronabinol in the Treatment of OSA

Vehicle

Dronabinol 100 µg into nodose ganglion



i.v. 5-HT infusion
VEHICLE
RESP (A.U.)
DRONABINOL 100 µg
RESP (A.U.)

Data from Calik *et al*, *Respir Physiol Neurobiol*, 2013

Animal Model of Sleep Apnea

RespireRx
Pharmaceuticals Inc

Polysomnographic recording of spontaneous sleep apneas in rats

IP Injection of Dronabinol Attenuates 5HT-Induced Reflex Apnea


Δ9THC
Apneas/Hour
30
25
20
15
10
5
0
0.1 mg/kg
1.0 mg/kg
10.0 mg/kg
NREM
REM

Data from Carley *et al*, *Sleep*, 2002

Dronabinol Works at Both CB1 & CB2 Receptors in the Nodose Ganglion

RespireRx Pharmaceuticals Inc

CB1 (AM251) and CB2 (AM630) Antagonists Block the Effects of Dronabinol on Serotonin-Induced Apnea



Apnea Duration (s)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
*

i.v. 5-HT

Dronabinol 100 mg into nodose ganglion

Data from Calik *and Carley, Plos One*, 2013

Direct Injection of Dronabinol into the Brain Does Not Alter 5-HT Induced Reflex Apnea


Apnea Duration (s)
0
2
4
6
8
10
12
14
Baseline
0.1 ug
1 ug
10 ug
100 ug
DMSO
ICV Dronabinol
ICV

Fig. 1 Apnea duration quantified from acute 5-HT-induced apnea experiments before (baseline; $N = 30$) and after ICV injections of various concentrations of dronabinol (100, 10, 1 or 0.1 μg; $N = 6$ for each dose) or vehicle (DMSO; $N = 6$). ICV injections of dronabinol at any concentration did not significantly ($p = 0.19$) attenuate reflex apneas. Data (mean ± SEM) were analyzed using mixed model analysis with a repeated/fixed measure (ICV treatment)

Data from Calik *and Carley*, *Plos One*, 2016

Dronabinol Proven to Reduce Apnea in OSA Subjects

RespireRx Pharmaceuticals Inc

Phase 2a Proof of Concept Trial of Dronabinol in OSA

David Carley, University of Illinois at Chicago



Apnea/Hypopnea Index (AHI)
% change from baseline
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
Placebo
Dronabinol*
* p<0.01

- 3-Week Dose-ascending Study
- Stastical Analysis Across All Doses & Times

THE PACE Clinical Trial: Pharmacotherapy of Apnea by Cannabimimetic Enhancement – A Phase 2B Study

RespireRx
Pharmaceuticals Inc

- Randomized, Placebo-controlled, Parallel Groups, Multi-site Trial in Patients with Moderate to Severe OSA
- Study Drug: Dronabinol (Overencapsulated Marinol®): 2.5 mg or 10 mg QD
- Dose Administration: 60 minutes before bedtime
- Inclusion: Age 21 – 64; AHI 15 – 50; Epworth Sleepiness Scale (ESS) ≥ 7; Body Mass Index (BMI) ≤ 45
- Exclusion: Shift Work or OSA Tx within 1 mo; Medical Co-morbidity; Psych Dx; CNS Active Meds


5 - 10 D
6 Weeks
2 - 5 D
Placebo Run-In
Treatment
Follow Up
VISIT 1 Consent Hx; PE; CBC; LFT; BMI Logs; Meds
VISIT 2 L-PSG; MWT ESS; TSQM PE; AE; CGI-S Logs; Meds
VISIT 3 L-PSG; MWT ESS; TSQM PE; AE; CGI-C Logs; Meds
VISIT 4 L-PSG; MWT ESS; TSQM PE; AE; CGI-C Logs; Meds
VISIT 5 L-PSG; MWT ESS; TSQM PE; AE; CGI-C
VISIT 6 PE; AE

PACE: Enhancement, Cannabimimetic, Apnea by, Pharmacotherapy of
Clinical Trial

RespireRx Pharmaceuticals Inc

Statistically significant improvement in Primary Outcome Measures

- Apnea-Hypopnea Index (AHI) (2.5 and 10 mg)
- ESS Sleepiness Scale (10 mg)
- Overall Patient Satisfaction (10 mg)

Results of 6-Week Treatment: Dronabinol Reduces AHI

RespireRx Pharmaceuticals Inc

Positive Effects of Dronabinol vs. Placebo in TOTAL, REM & NREM Sleep Demonstrate Efficacy

Change in Apnea/Hypopnea Index



10
0
-10
TST
NREM
REM
**
**
*
**
***
**
Placebo
2.5 mg/day
10 mg/day
Dronabinol Dose

Compared to placebo

* p<.05

** p≤.02

*** p≤.005

PACE: Enhancement Cannabimimetic Apnea by Pharmacotherapy of Clinical Trial

Dronabinol Reduces Daytime Sleepiness

RespireRx Pharmaceuticals Inc

Change in Epworth Sleepiness Scale


0
-1
-2
-3
-4
- 5
*
Placebo
2.5 mg/day
10 mg/day
Dronabinol Dose

* $p<0.05$, compared to placebo

PACE: Pharmacotherapy of Apnea by Cannabimimetic Enhancement Clinical Trial

Change in Mean Wakefulness Testing (MWT)


A
12
10
8
6
4
2
0
-2
-4
-6
-8
-10
ΔAHI (events / hour)
++
*
**
Placebo
2.5 mg/day
10 mg/day

Dronabinol Dose

PACE Enhancement Cannabimimetic Apnea by Pharmacotherapy of Clinical Trial

Patients are Highly Satisfied With Treatment

RespireRx Pharmaceuticals Inc

TSQM Response: End of Treatment *

Tx Response	Placebo	2.5 mg/day	10 mg/day
Extremely Dissatisfied	3	2	1
Very Dissatisfied	1	2	0
Dissatisfied	0	3	0
Somewhat Satisfied	5	6	4
Satisfied	1	4	4
Very Satisfied	5	1	5
Extremely Satisfied	1	1	6
Total	16	19	20

* p=0.04 for Treatment Effect

Dronabinol Has an Excellent Safety Profile

RespireRx Pharmaceuticals Inc

Great Majority of AEs were mild to moderate



6
76
218
Mild
Moderate
Severe

- Average Number of AEs = 4.1±4.0
- AEs did not differ by treatment group
- Most Frequent Verbatim AEs Reported Were:
  - Sleepiness/Drowsiness (N=25)
  - Headache (N=24)
  - Nausea/Vomiting (N=23)

Two Successful Phase 2 Studies – Phase 3 Ready

RespireRx Pharmaceuticals Inc

Two Phase 2 Clinical Trials Have Shown That Dronabinol Treatment Results in Statistically Significant, Dose Related Improvements in AHI, a Primary Endpoint for FDA Approval



Apnea-Hypopnia Index (AHI)
45
40
35
30
25
20
15
10
5
0
** p<.02, compared to placebo for Phase 2A
Phase 2A
PACE Phase 2B
Placebo
2.5 mg
p = .02
10 mg
p = .001

* Double blind, placebo controlled dose-ascending study in patients with OSA, n=19

Dronabinol – Phase 3 Regulatory Strategy*

- Meet with FDA during Q1/2019
- Finalize the Phase 3 trial plan required for approval
- Position dronabinol as a breakthrough medicine
- Seek fast track designation
- Facilitate and hasten the development path

* Subject to available financing, of which no assurance can be provided

Dronabinol: A Breakthrough Treatment for OSA

RespireRx Pharmaceuticals Inc

- **Dronabinol Overview**
  - Rx drug approved for the treatment of anorexia in AIDS patients and nausea and vomiting in cancer patients undergoing chemotherapy
  - Marinol® & Generic Manufacturers Market 2.5, 5, 10 mg gel caps in sesame oil
  - Dronabinol API is Schedule I and finished formulation gel caps are Schedule III
- **Intellectual Property**
  - Translational research program with Dr. David Carley at the U of Illinois – Chicago
  - License to issued method-of-use patent in the US for the use of dronabinol for treating OSA (expires 2025)
  - Additional patent applications pending
- **Multiple Funding Sources to Date**
  - NIH grants to the University of Illinois – Chicago
  - Private investors – Steady State Rx & Pier Pharmaceuticals
  - ~$5MM NHLBI-funded grant to Univ. of IL at Chicago (D. Carley) for Phase 2B study in OSA
  - Public investors – RespireRx Pharmaceuticals
- **Development Status**
  - Positive Phase 2A & 2B studies in the treatment of OSA
  - Using the 505(b)(2) regulatory approach, existing labelling information of an approved Listed Drug (Marinol ®) and/or published literature may be relied upon to meet certain regulatory requirements for product approval.



RespireRx Pharmaceuticals is focused on the development of medicines that modulate neuronal signaling in diseases and disorders of neuronal dysfunction

RespireRx
Pharmaceuticals Inc

OTC QB: RSPI

CONTACT:
JEFF MARGOLIS, CFO
JMARGOLIS@RESPIRERX.COM
917-834-7206